SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: June 23, 1998
                        (Date of earliest event reported)

                       New England Community Bancorp, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                           0-14550                   06-1116165
(State or other jurisdiction of    (Commission               (IRS Employer
incorporation)                     file number)              Identification No.)

                  176 Broad Street, Windsor, Connecticut 06095
                    (Address of principal executive offices)

                            Telephone: (860) 610-3600
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

        In connection with New England Community Bancorp, Inc.'s ("NECB") acquisition of the Bank of South Windsor ("BSW"), certain documents filed by BSW pursuant to Sections 12(i), 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended, are to be incorporated by reference into NECB's Registration Statement filed on Form S-4 relating to the above referenced acquisition. It is anticipated that such Registration Statement will be filed with the Securities and Exchange Commission on, or about, June 26, 1998. As such, BSW's Annual Report on Form 10-K for the year ended December 31, 1997 and BSW's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 are filed as exhibits hereto.



Item 7. Financial Statements and Exhibits.

(c)     Exhibits.

        Exhibit 99.1 Bank of South Windsor's Annual Report on Form 10-K for the year ended December 31, 1997.

        Exhibit 99.2 Bank of South Windsor's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: June 23, 1998    NEW ENGLAND COMMUNITY BANCORP, INC.



                        By:/S/ ANSON C. HALL
                           -----------------------------------------------------
                           Anson C. Hall
                           Vice President, Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

Exhibit 99.1 Bank of South Windsor's Annual Report on Form 10-K for the year ended December 31, 1997.

Exhibit 99.2 Bank of South Windsor's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998.